                        SUPPLEMENT DATED AUGUST 27, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

          SYNDICATED SELECT TEN PLUS FLEXIBLE PREMIUM VARIABLE ANNUITY
                        INTEGRITY LIFE INSURANCE COMPANY

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER "INTEGRITY LIFE INSURANCE COMPANY" IN PART 2, AND IN THE STATEMENT OF ADDITIONAL INFORMATION IN
PART 1, "INTEGRITY AND CUSTODIAN," AND PART 6, "FINANCIAL STATEMENTS."

Integrity Life Insurance Company ("Integrity Life") has consented to an Order of Supervision issued by the Superintendent of Insurance of the State of Ohio. The Company sought protection for Integrity Life following recent ratings downgrades, discussed below, which were primarily attributed to the potential inability of the Company to meet certain contractual covenants related to its institutional business.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity Life and to protect the interests of its individual policyholders. Integrity Life believes it has adequate assets to meet its obligations to individual retail policyholders. Integrity Life will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions. In addition, Integrity Life will continue to honor partial or complete surrender requests from Separate Account Ten.

The assets of the mutual fund shares held by Separate Account Ten are held by each fund's custodian. These assets are not subject to the claims of Integrity Life's general account creditors. Rather, Separate Account Ten's assets are only available to meet the claims of variable annuity contract holders. Each dollar in your variable annuity is covered by this separate account protection.

Integrity is currently rated "E-" (Under Regulatory Supervision) by A.M. Best Company, and has received claims paying ability ratings of "R" (Regulatory Action) from Standard & Poor's Corporation, "DD" (Under Regulatory Intervention) from Duff & Phelps Credit Rating Company, and "B3" (Poor) from Moody's Investors Service, Inc. A.M. Best's ratings range from "A++" (Superior) to "F" (Liquidation). Standard & Poor's claims paying ability ratings range from "AAA" (Extremely Strong) to "D" (Liquidation). Duff & Phelps' claims paying ability ratings range from "AAA" (Highest) to "DD" (Default). Moody's claims paying ability ratings range from "Aaa" (Exceptional) to "C" (Lowest).

The basis for an opinion on a particular rating includes such factors as capital resources, financial strength, demonstrated management expertise, and stability of cash flow, as well as the quality of investment operations, administration, and marketing. These ratings are neither a rating of securities nor a recommendation to buy, hold, or sell any security. Moreover, the ratings have no bearing on or relationship to the performance of Separate Account Ten or its underlying Investment Options.



THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.